UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 20, 2011

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2011, Sanmina-SCI Corporation (the “Company”) issued a press release announcing financial results for its first fiscal quarter ended on January 1, 2011. The press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 20, 2011, the stockholders of Sanmina-SCI Corporation (the “Company”) approved an amendment to the Company’s 2009 Incentive Plan (the “2009 Plan”) to reserve an additional 2,000,000 shares of common stock for issuance thereunder.

The 2009 Plan permits the award of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation as determined by the Board of Directors or permitted delegatees. The 2009 Plan also provides the ability to grant performance stock awards and performance cash awards. Equity awards may be made under the 2009 Plan to employees, consultants and members of the Company’s Board of Directors. The terms and conditions of each type of award are set forth in the 2009 Plan. The 2009 Plan expires on January 26, 2019.

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On January 20, 2011, we held our 2011 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of November 30, 2010 and the vote with respect to each such matter are set forth below:

1.                                                               To elect nine directors to serve for the ensuing year and until their successors are appointed or elected:

Nominee	For	Against	Abstain	Broker Non-Votes
Neil R. Bonke	57,388,953	877,901	47,424	13,429,864
John P. Goldsberry	57,807,900	430,735	75,643	13,429,864
Joseph G. Licata	57,596,275	665,378	52,625	13,429,864
Jean Manas	56,669,879	1,592,482	51,917	13,429,864
Mario M. Rosati	56,399,244	1,842,290	72,744	13,429,864
A. Eugene Sapp, Jr.	56,766,480	1,501,140	46,658	13,429,864
Wayne Shortridge	57,556,935	708,895	48,448	13,429,864
Jure Sola	56,985,817	1,199,867	128,594	13,429,864
Jackie M. Ward	57,570,705	703,489	40,084	13,429,864

2.                                                               To approve appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending October 1, 2011.

For	Against	Abstain	Broker Non-Votes
71,027,095	667,977	49,069	0

3.                                                               To approve the reservation of 2,000,000 shares of common stock for issuance under the 2009 Incentive Plan of the Company.

For	Against	Abstain	Broker Non-Votes
49,740,294	3,461,542	5,112,442	13,429,864

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No	Description

Exhibit 99.1	Earnings Press Release issued by Sanmina-SCI Corporation on January 24, 2011 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President, General Counsel and Corporate Secretary

Date:  January 24, 2011

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Earnings Press Release issued by Sanmina-SCI Corporation on January 24, 2011 (furnished herewith)